Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Ingalls & Snyder Specialty Chemical Seminar November 16, 2010 New York, NY NASDAQ:ADES Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding amount and timing of future tax credits, revenues, legal expenses and income; timelines for our projects; scope and timing of anticipated regulations and legislation; future supply and demand; and timing of the Norit arbitration. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties.
Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; negative outcomes in our legal proceedings; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical and operational difficulties; inability to commercialize our technologies on favorable terms; additional risks related to ADA-CS including lack of continued funding, demand of payment on existing loans and other obligations, inability to obtain permits, our lack of control and further dilution of our interest; additional risks related to CCS including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of RC, seasonality and failure of Congress to extend the Section 45 tax credit placed-in-service date; our inability to come to terms with additional industry partners in our DOE CO2 capture technology project; availability of raw materials and equipment for our businesses; loss of key personnel; failure of Calgon Carbon to pay the judgment recently awarded to us; and other factors discussed in greater detail in our filings with the
Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100+ coal-fired utility boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
EPA currently developing new regulations on
emissions from coal creating significant new
markets for control technologies

2010 Investment Highlights
Developing solid sorbent capture technology for greenhouse gas CO2
Currently completing $3.8 MM DOE and utility funded program
Signed $19 MM contract with DOE and industry participants to scale-up technology
CO
2
Capture
Emission
Control
Clean Coal Solutions (“CCS”) entered into leasing agreements for two facilities with an unaffiliated third party; both facilities are operating and producing Refined Coal
(“RC”)
o
$9 MM non-refundable advance payment received in June
o
$4.5 MM Revenues recognized in Q3 (first full quarter of operations)
o
Over $7 MM (~$1.00/share) annually in pre-tax operating income expected for the next 9 years after deduction of NexGen’s share
New and expected MACT regulations driving further market growth
ADA Carbon Solutions (“ADA-CS”) constructed and is now operating energy-
efficient AC manufacturing facility in LA
$12 MM ($1.60/share) judgment awarded to ADA in lawsuit with Calgon Carbon
New mercury control technology licensed to Arch Coal
o
$2 MM upfront licensing fee to be recognized over 18-months ending
12/31/11
o
License includes potential for royalties up to $1/ton of coal and chemical sales for treating Arch’s PRB coals (>100 MM tons per year)
Refined Coal
(Clean Coal Solutions)

ADA Environmental Solutions (ADES)
Products:
ACI Systems
Flue Gas Conditioning
SO3 Control, CO2 Capture
Emission Control Technology Services
NexGen Resources
Energy Capital Partners
Clean Coal Solutions (CCS)
Refined Coal CyClean
ADA Carbon Solutions (ACS)
Manufactures and Sells Activated Carbon (AC)

ADA-ES Corporate Structure Notes: (1) CCS financials are consolidated in ADA (2) ACS financials are reflected as a minority equity interest (1) (2) -5-

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation -6-

-
-
-
-
- $\approx$
-

ADA
ENVIRONMENTAL SOLUTIONS

Section 45 Refined Coal Tax Credit
Clean Coal’s patented Refined Coal technology,
CyClean, is designed to enhance combustion of PRB
coals in cyclone boilers
Two systems operating at two power plants in the
Midwest qualifying for Section 45 tax credits
– $6.20 ton/coal (escalates annually) for ten years
– Both systems leased to 3
rd
party financial institution to
convert tax credits into revenues
Q3’10 marked first full quarter of revenues of $4.5 MM
ADA will consolidate JV revenues expected to be >$15
MM per year for the next nine years
Operating income of over $7 MM+ ( $1/share) per year is
expected after deduction of NexGen’s share
Additional other income of $2.0 MM ($0.29/share)
expected from JV partner NexGen over next 18 months
ending mid-2012

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-8- Emission Control

AC Market Drivers:
Regulations for Mercury Control
Arizona
Colorado
Connecticut
Delaware
Illinois
Maine
Maryland
Massachusetts
Michigan
Minnesota
Montana
New Hampshire
New Jersey
New York
Oregon
Utah
Virginia
Washington
Wisconsin
19 U.S. States                United States
Plants with consent decrees or voluntary
controls limiting mercury emissions

Green states with existing rules create $200 - 300 MM AC market

06/18/2007

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

Luminant

Ameren

LS Power

conectiv energy
A New Generation of Energy

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems > 20 GW Plant burns PRB coal or lignite Plant burns bituminous coal ADA-ES Clients -10-

Pending and Enacted Federal Laws
that Will Increase Our Markets
U.S. EPA MACT for Cement -
Issued 08/09/10
– Could require ACI & AC on up to 90 cement kilns in the U.S
– ADA currently testing at two cement companies
U.S. EPA Industrial Boiler MACT
– Will cover over 600 boilers, smaller units
– Draft published April 29
th
; to be finalized by January 2011
– Could increase market for ACI systems by several hundred; sales of
AC by 50 to 100 MM pounds per year
U.S. EPA MACT for Coal-Fired Utility Boilers
– Will cover all 187 Hazardous Air Pollutants (“HAPs”)
– Should result in 90% to 95% limit for mercury
– Final regulations expected November 2011; 3 years to implement
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE) which includes 90% reduction in mercury emissions
Canadian-wide mercury standard has been passed

Market for ACI Equipment Expected
from a Federal MACT Standard

0
50
100
150
200
250
300
350
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
State Rules and New Plants
MACT High Estimate
MACT Low Estimate

1,600,000,000
1,400,000,000
1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
0
2010
2011
2012
2013
2014
2015
Utility Emissions
Other Emissions
PAC Water / Other
GAC / All
Supply

ADA
ENVIRONMENTAL SOLUTIONS

AC Production Supply / Demand -13-

- Built largest AC plant in the U.S. to date: 150 MM lbs/yr
- 3-5 year development process: Startup activities commenced in May 2010
- In 3rd Quarter, plant was producing and delivering AC to customers from two of four furnaces; expected to be capable of operating at full capacity in early 2011.
- Site permitted for 2nd production line
- Progress on permits for 4 additional lines in North Dakota

ADA CARBON SOLUTIONS

ADA ENVIRONMENTAL SOLUTIONS

ADA-CS New AC Production -14-

Additional Emission Control Products
Enhanced Coal:  Licensed to Arch Coal for $2 MM
– Designed to enhance Arch’s Powder River Basin (PRB) coals to burn with lower emissions of mercury and other metals
– Royalty agreement provides for payments up to $1/ton of coal for sales of enhanced coal
– Arch moves >100 MM tons of PRB coal per year
– Three full-scale tests scheduled over the next three months
Dry Sorbent Injection for control of acid gases (SO
3
, HCl)
– Currently being used to control corrosion and other operating problems
– Can improve mercury capture by ACI
– Could be required to meet pending MACT regulations on acid gases

Control of Greenhouse Emissions: Carbon Dioxide -16-

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional
coal-fired boilers
Based on regenerable solid sorbents - advantages over
competing technologies:
– For the customer: lower cost and less parasitic
energy
– For ADA: continuous revenues from sale of
proprietary chemical sorbents
DOE and Industry funding:
- Phase I - $3.8 MM R&D program awarded
November 2008 to develop technology; successful
field tests
at 1 kW pilot plant
- Phase II - $19 MM, 51 month contract to scale-up
technology to 1 MW; key step toward
commercialization

Lawsuits
Calgon
– In August, jury awarded $12 MM ($1.60/share) in damages
to ADA for breach of contract
– Suit based upon a contract Calgon signed with MidWest
Generation for AC sales
– Calgon has appealed jury award
Norit
– Arbitration hearing completed in November
– Briefs to be filed by both sides through February
– Final decision expected late in the first quarter of 2011
Legal expenses expected to decline significantly in
Q2’11

- Balance sheet highlights (at 9/30/10):
  - Working capital, excluding deferred revenue, of $8.9 MM
  - Shareholders' equity of $14.1 MM
  - Cash & equivalents of $3.0 MM
- Market cap: $45 MM (11/11/10)
- As of 9/30/10:
  - 7.5 MM diluted shares outstanding
  - 50%+ held by institutions
  - ~11% held by insiders and employees

Financial Highlights
Q3’10 Highlights
– Total revenues up 101% to
$7.5 MM
– Gross margin grew 386% to
$5.8 MM, or 77.6% of
revenues
– ADA would have generated
net income of $1.2 MM or
$0.16 per share, excluding
$8.7 MM in non-routine legal
expenses and a $2.5 MM loss
relating to the equity interest
in ADA-CS.

Revenue CAGR of 23%, 2003 –
2009

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2010 ADA-ES, Inc. All rights reserved. NASDAQ:ADES